UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

                                                                                                                                       Semi-Annual Report
                                                                                                                                                   June 30, 2014
                                                                                                                                                             BRTNX

August 18, 2014

Dear Fellow Shareholders:

The Bretton Fund’s net asset value per share (NAV) as of June 30, 2014, was $23.35. The total return for the fund for the second quarter was -1.48% . Over the same period of time, the total return for the S&P 500 Index was 5.23%, and the total return for the Wilshire 5000 Total Market Index was 4.86% . The total return for the fund for the first half of 2014 was -0.38% . Over the same period of time, the total return for the S&P 500 Index was 7.14%, and the total return for the Wilshire 5000 Total Market Index was 7.00% .

Total Returns as of June 30, 2014
				Since Inception -
	2nd Quarter	First Half 2014	1Year	Annualized(A)
Bretton Fund	-1.48%	-0.38%	8.24%	14.66%
S&P 500® Index(B)	5.23%	7.14%	24.61%	18.02%
Wilshire 5000 Total Market Index(C)	4.86%	7.00%	24.92%	18.04%

(A) Returns include change in share prices and, in each case, include reinvestment of any dividends and capital gain distributions. The inception date of the Bretton Fund was September 30, 2010.

(B) The S&P 500® is a broad, market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

(C) The Wilshire 5000 Total Market Index is a market-capitalization-weighted index of the market value of all stocks actively traded in the United States.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, reinvestment of any dividends, and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of US stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling 800.231.2901. The fund's expense ratio is 1.50% . An investment in the fund is subject to investment risks, including the possible loss of the principal amount invested. The fund's principal underwriter is Rafferty Capital Markets, LLC.

Contributors to Performance
The largest impact to the fund’s performance in the second quarter was Coach, which took 2.1% from returns as its stock dropped 31%. We discuss Coach in depth below.

Positive contributors to the fund’s performance in the quarter were Wells Fargo and the railroads, which each added 1%.

The fund did not add any new investments this quarter, but did sell out of its remaining position in Apollo Group, the for-profit educator. We recognized a measly 1% gain over a three-and-a-half-year period, our worst realized investment to date.

When we first invested in Apollo, it looked like a growing company that was returning capital to shareholders and trading at a low price. The financial crisis created a large pool of unemployed and underemployed people who needed additional education to reenter the workforce, and Apollo's online platform is an extremely cost-effective way of serving this market.

Apollo’s business model depends on government financing; its target market does not have the cash to pay upfront for tuition or the credit to borrow independently. Unfortunately, many recent alumni could not find new employment lucrative enough to repay their loans, and the Department of Education tightened loan availability in response. Additionally, competition got tougher as nonprofit and state schools got better at providing online degrees, whereas previously Apollo had by far a superior product.

Our low entry valuation and the intrinsic cash flow of the business allowed us to protect our principal, but each dollar invested in Apollo came at a dear opportunity cost. Not all the fund’s investments will be winners, and we hope to keep our losers and losses to a minimum.

Portfolio

Security	% of Net Assets
Wells Fargo & Company	15.7%
America’s Car-Mart, Inc.	5.3%
Armanino Foods of Distinction, Inc.	5.3%
Union Pacific Corp.	5.3%
Norfolk Southern Corp.	5.2%
Ross Stores, Inc.	5.0%
CSX Corp.	4.9%
JPMorgan Chase & Co.	4.9%
Bank of America Corp.	4.8%
Coach, Inc.	4.7%
Aflac, Inc.	4.7%
American Express Co.	4.5%
Carter’s, Inc.	2.6%
The Gap, Inc.	2.4%
New Resource Bank	2.1%
Standard Financial Corp.	1.3%
SI Financial Group, Inc.	1.0%
Cash*	20.3%

*Cash represents cash and other assets in excess of liabilities.

Performance
Over the past year, the fund’s performance has lagged, courtesy of Coach and America’s Car-Mart, resulting in the fund’s performance since inception to now trail the S&P 500. The performance of our stock portfolio has outperformed the S&P, but we have chosen to carry a significant amount of cash and accept that a consequence of this decision is drag in a frothy market. As most shareholders know, the fund’s goal is not to outperform an index in the short run; the goal of the fund is to compound and preserve wealth—a family office in a mutual fund—and we look to outperform the market over the long term. Since we do not know when markets will go up or down, we try to limit ourselves to investing in individual businesses at valuations we would feel comfortable holding regardless of overall market conditions. We have found fewer such opportunities over the past two years and therefore are not fully invested.

Coach
We look at our stock holdings as partial ownership of companies, not as abstract securities. In a typical day each one of our stocks will tick up or down a percent or two, but it is the rare company that is genuinely worth much more or less at 4:00pm than at 9:30am. We try not to let the noise of the trading floor distract us from the task of investing in good businesses at opportune prices.

That said, we are custodians of your capital, and it is incumbent on us to challenge our assumptions when the market’s assessment of a company begins to differ substantially from ours. We do our best to be right when the market is wrong, but we do not rule out the possibility of the reverse.

To date, our unrealized loss on Coach is -27%. It is by far our largest mark-to-market loss currently in the fund, and we would obviously all be better off had we waited on the investment. Sadly, we cannot go back in time to unwind that trade. We can, however, decide whether we wish to continue as partial owners of Coach or let someone else take it from here.

A bit about how we got here. Coach is a 70-year-old premium leather goods company based in New York. It primarily sells handbags for $200-$600, largely in the US but increasingly in places such as Japan and China. We invested in Coach because we saw a stable US market and rapid overseas growth, trading for what we took to be a price based solely on the stable US market. We were right about the overseas market—last quarter, sales abroad grew 20%—but completely wrong about the US market—last quarter, domestic sales fell 20%. It turns out that Coach had maintained its domestic revenue in the face of competition—most notably from Michael Kors—by leaning ever more heavily on online “flash” sales on its website and its outlet business. At some point the company needed to rein in these channels to avoid damaging the brand, and last quarter was that point.

Coach still is an iconic brand. Its product range remains largely perennial; it isn’t a fashion brand. Management has overhauled its stores, designs, advertising, and distribution strategy, and early reports are encouraging, if admittedly far too early to be meaningful.

Coach doesn’t need to regain its peak appeal in the US for our investment to work out if Coach can use its tremendous runway to build stores in Asia and Europe—both of which are markets where early Coach stores have done well—it should return to growth and deliver our target returns over time.

As always, thank you for investing.

Stephen J. Dodson
President
Bretton Capital Management

P.S. For information on how the fund performed during the first quarter, visit http://brettonfund.com, where you can find a report for the first quarter and sign up to receive quarterly reports via email.

Bretton Fund by Sectors (as a percentage of Net Assets) (Unaudited)

* Net Cash represents cash and other assets less liabilities.

Bretton Fund

			Schedule of Investments
			June 30, 2014 (Unaudited)
Shares		Cost	Fair Value	% of Net Assets
COMMON STOCKS
Accident & Health Insurance
6,500	Aflac Inc.	$343,550	$404,625	4.65%
Apparel & Other Finished Products of Fabrics & Similar Material
3,300	Carter's, Inc.	90,589	227,469	2.61%
Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties
245,430	Armanino Foods Of Distinction, Inc.	241,489	458,954	5.28%
Finance Services
4,100	American Express Company	191,768	388,967	4.47%
Leather & Leather Products
12,000	Coach, Inc.	590,206	410,280	4.72%
National Commercial Banks
27,000	Bank of America Corporation	393,170	414,990
7,400	JPMorgan Chase & Co.	294,670	426,388
26,000	Wells Fargo & Company	961,960	1,366,560
		1,649,800	2,207,938	25.39%
Railroad, Line-Haul Operating
14,000	CSX Corp.	322,542	431,340
4,400	Norfolk Southern Corp.	298,937	453,332
4,600	Union Pacific Corporation	258,704	458,850
		880,183	1,343,522	15.44%
Regional - Pacific Banks
41,800	New Resource Bank * (a) (b)	132,150	183,920	2.11%
Retail - Auto Dealers & Gasoline Stations
11,700	America's Car-Mart, Inc. *	513,251	462,735	5.32%
Retail - Family Clothing Stores
5,000	The Gap, Inc.	134,283	207,850
6,600	Ross Stores Inc.	190,516	436,458
		324,799	644,308	7.41%
Saving Institution, Federally Chartered
7,526	SI Financial Group Inc.	71,994	86,624	1.00%
State Commercial Banks
6,000	Standard Financial Corp. (b)	86,373	116,940	1.34%
Total for Common Stocks		$5,116,152	$6,936,282	79.74%
Total Investment Securities		$5,116,152	$6,936,282	79.74%
Other Assets in Excess of Liabilities			$1,762,874	20.26%
Net Assets			$8,699,156	100.00%

* Non-Income Producing Securities. (a) Illiquid security. See Note 3. (b) Level 2 investment. The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statement of Assets and Liabilities (Unaudited)
June 30, 2014

Assets:
Investment Securities at Fair Value	$6,936,282
(Cost $5,116,152)
Cash	1,762,702
Dividend Receivable	6,020
Receivable for Shareholder Purchases	4,828
Total Assets	8,709,832
Liabilities:
Payable to Adviser (Note 4)	10,676
Total Liabilities	10,676
Net Assets	$8,699,156

Net Assets Consist of:
Paid In Capital (Note 5)	$6,899,954
Accumulated Undistributed Net Investment Income (Loss)	3,845
Accumulated Undistributed Realized Gain (Loss) on Investments - Net	(24,773)
Unrealized Appreciation (Depreciation) in Value of Investments
Based on Identified Cost - Net	1,820,130
Net Assets, for 372,605 Shares Outstanding	$8,699,156
(Unlimited shares authorized)
Net Asset Value, Offering Price and Redemption Price Per Share
($8,699,156/372,605 shares)	$23.35

Statement of Operations (Unaudited)
For the six months ended June 30, 2014

Investment Income:
Dividends	$64,175
Interest	5
Total Investment Income	64,180
Expenses:
Management Fees (Note 4)	61,682
Total Expenses	61,682

Net Investment Income (Loss)	2,498

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(24,773)
Net Change in Unrealized Appreciation (Depreciation) on Investments	978
Net Realized and Unrealized Gain (Loss) on Investments	(23,795)

Net Increase (Decrease) in Net Assets from Operations	$(21,297)

The accompanying notes are an integral part of these financial statements.

Bretton Fund

Statements of Changes in Net Assets	(Unaudited)
	1/1/2014	1/1/2013
	to	to
	6/30/2014	12/31/2013
From Operations:
Net Investment Income (Loss)	$2,498	$1,347
Net Realized Gain (Loss) on Investments	(24,773)	131,250
Change in Net Unrealized Appreciation (Depreciation)	978	1,298,490
Increase (Decrease) in Net Assets from Operations	(21,297)	1,431,087
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gain from Security Transactions	-	(131,250)
Change in Net Assets from Distributions	-	(131,250)
From Capital Share Transactions:
Proceeds From Sale of Shares	978,270	1,875,859
Shares Issued on Reinvestment of Distributions	-	131,250
Cost of Shares Redeemed	(149,587)	(260,886)
Net Increase (Decrease) from Shareholder Activity	828,683	1,746,223

Net Increase (Decrease) in Net Assets	807,386	3,046,060

Net Assets at Beginning of Period	7,891,770	4,845,710
Net Assets at End of Period (Including Accumulated Undistributed
Net Investment Income of $3,845 and $1,347, respectively)	$8,699,156	$7,891,770

Share Transactions:
Issued	42,346	85,831
Reinvested	-	5,625
Redeemed	(6,465)	(11,997)
Net Increase in Shares	35,881	79,459
Shares Outstanding Beginning of Period	336,724	257,265
Shares Outstanding End of Period	372,605	336,724

Financial Highlights
Selected data for a share outstanding	(Unaudited)
throughout the period:	1/1/2014		1/1/2013	1/1/2012		1/1/2011	9/30/2010*
	to		to	to		to	to
	6/30/2014		12/31/2013	12/31/2012		12/31/2011	12/31/2010
Net Asset Value -
Beginning of Period	$23.44		$18.84	$16.98		$15.92	$15.00
Net Investment Income (Loss) (a)	0.01		- (b)	- (b)		(0.07)	(0.02)
Net Gain (Loss) on Securities
(Realized and Unrealized)	(0.10)		5.00	2.65		1.33	0.94
Total from Investment Operations	(0.09)		5.00	2.65		1.26	0.92

Distributions (From Net Investment Income)	-		-	-		-	-
Distributions (From Realized Capital Gains)	-		(0.40)	(0.79)		(0.20)	-
Distributions (From Return of Capital)	-		-	-	-	(b)	-
Total Distributions	-		(0.40)	(0.79)		(0.20)	-

Net Asset Value -
End of Period	$23.35		$23.44	$18.84		$16.98	$15.92
Total Return (c)	(0.38)%	***	26.53%	15.66%		7.90%	6.13%	***
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$8,699		$7,892	$4,846		$2,753	$1,846
Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	1.50%		1.50%	1.50%	**
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.06%	**	0.02%	0.00%		(0.41)%	(0.56)%	**
Portfolio Turnover Rate	1.08%	***	6.85%	20.14%		13.14%	0.00%	***

* Commencement of Operations. ** Annualized. *** Not Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

Notes to Financial Statements
Bretton Fund
June 30, 2014
(Unaudited)

1.) ORGANIZATION
Bretton Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on September 21, 2010. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. Prior to March 5, 2010, the Trust was named Wireless Fund. The Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of June 30, 2014, there were nine series authorized by the Trust. The Fund commenced operations on September 30, 2010. The Fund's investment objective is to seek long-term capital appreciation. The investment adviser to the Fund is Bretton Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Fund’s 2014 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended June 30, 2014, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (Unaudited) - continued

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sales of investment securities. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
As described in Note 2, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust, and are categorized in level 2 or level 3, when appropriate.

Illiquid securities. A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by

Notes to Financial Statements (Unaudited) - continued

the Fund. These securities are valued at fair value as described above. The Fund intends to hold no more than 15% of its net assets in illiquid securities. As of June 30, 2014 illiquid securities as identified on the Schedule of Investments represented 2.11% of net assets.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of June 30, 2014:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Regional - Pacific Banks	$ 0	$183,920	$0	$ 183,920
State Commercial Banks	0	116,940	0	116,940
All Other	6,635,422	0	0	6,635,422
Total Investment Securities	$ 6,635,422	$300,860	$0	$ 6,936,282

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the six month period ended June 30, 2014. There were no transfers into or out of the levels during the six month period ended June 30, 2014. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the six month period ended June 30, 2014.

4.) INVESTMENT ADVISORY AGREEMENT AND RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund. The Adviser pays the expenses of the Fund except for the management fee, all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of acquired funds, extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. For its services, the Adviser receives an investment management fee equal to 1.50% of the average daily net assets of the Fund.

For the six month period ended June 30, 2014, the Adviser earned management fees totaling $61,682, of which $10,676 was due to the Adviser at June 30, 2014.

Notes to Financial Statements (Unaudited) - continued

5.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest. Paid-in capital at June 30, 2014, was $6,899,954 representing 372,605 shares outstanding.

6.) RELATED PARTY TRANSACTIONS
Mr. Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

The Trustees who are not interested persons of the Trust received a total of $1,500 in Trustees’ fees plus travel and related expenses related to the Bretton Fund for the six month period ended June 30, 2014. Under the Management Agreement, the Adviser pays these fees.

7.) PURCHASES AND SALES OF SECURITIES
For the six month period ended June 30, 2014, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $690,690 and $72,752, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at June 30, 2014, was $5,116,152. At June 30, 2014, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$2,053,437	($233,307)	$1,820,130

There were no differences between book basis and tax basis unrealized appreciation.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting shares of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2014, Stephen Dodson, located at 870 Market Street, San Francisco, California 94102, beneficially held, in aggregate, approximately 30.46% of the Fund and therefore, may be deemed to control the Fund. Stephen Dodson is the control person of the Adviser. Also as of June 30, 2014, the Dodson family members, located at 338 Spear Street, San Francisco, California 94105, beneficially held, in aggregate, approximately 33.98% of the Fund and therefore, may be deemed to control the Fund.

10.) DISTRIBUTIONS TO SHAREHOLDERS
The Fund did not pay any distributions during the six month period ended June 30, 2014. There was a distribution from long-term capital gain of $0.39674 per share paid on December 26, 2013 to the shareholders of record on December 24, 2013.

Distributions paid from:

	Six Month Period	Calendar Year
	Ended June 30, 2014	Ended 2013
Ordinary Income .	$ -0-	$ -0-
Long-Term Capital Gain	-0-	131,250
	$ -0-	$ 131,250

Additional Information
June 30, 2014
(Unaudited)

1.) AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

2.) PROXY VOTING GUIDELINES
The Fund’s Adviser is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge by calling our toll free number (800.231.2901) . It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling our toll free number (800.231.2901) . This information is also available on the SEC’s website at http://www.sec.gov.

3.) DISCLOSURE OF EXPENSES
As a shareholder of the Fund, you incur ongoing expenses consisting solely of management fees. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund's transfer agent, and IRA accounts will be charged an $8.00 annual maintenance fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested in the Fund on January 1, 2014, and held through June 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or the charges assessed by Mutual Shareholder Services, LLC as described above. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds. In addition, if these transactional costs were included, your cost could have been higher.

Additional Information (Unaudited) - continued

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2014
	January 1, 2014	June 30, 2014	to June 30, 2014

Actual	$1,000.00	$996.16	$7.42

Hypothetical	$1,000.00	$1,017.36	$7.50
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period ended June 30, 2014).

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Investment Adviser
Bretton Capital Management, LLC

Legal Counsel
The Law Offices of John H. Lively
A member firm of The 1940 Act Law GroupTM

Custodian
US Bank N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Bretton
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 9/4/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 9/4/14

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 9/4/14